Supplement, dated October 13, 2023

to Statement of Additional Information, dated May 1, 2023:

Value Line Mid Cap Focused Fund, Inc.	Value Line Core Bond Fund
Value Line Capital Appreciation Fund, Inc.	Value Line Small Cap Opportunities Fund, Inc.
Value Line Larger Companies Focused Fund, Inc.	Value Line Asset Allocation Fund, Inc.
Value Line Select Growth Fund, Inc.

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Statement of Additional Information (“SAI”) and any existing Supplements thereto.

It is with great sadness that we report that Nancy-Beth Sheerr, a member of the Board of Directors of the Value Line Funds, passed away on September 26, 2023.  Ms. Sheerr served as an Independent Director of one or more of the Value Line Funds since 1996.  All references to Ms. Sheerr as an independent director of the Funds or member of the Audit Committee and Nominating/Governance Committee with respect to periods after that date are hereby deleted.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE